Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

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                              FOR USWEB CORPORATION
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of MarchFirst, Inc. of our report dated January 25, 1999 relating to the financial statements of USWeb Corporation, which appears in the Current Report on Form 8-K of Whittman-Hart, Inc. dated January 28, 2000.



/s/ PriceswaterhouseCoopers LLP



San Jose, California
May 31, 2000